UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

Vine Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40239	81-4833927
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5800 Granite Parkway, Suite 550, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 606-0540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VEI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 14, 2021, Vine Energy Holdings LLC (the “Borrower”), the Lenders party thereto constituting the Required Lenders and acknowledged by Citibank, N.A. (“Citi”), as Administrative Agent and Collateral Agent, entered into the First Amendment (the “Amendment”) to its Credit Agreement, dated as of March 8, 2021 (as amended by the Amendment, and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Lenders and Issuing Banks party thereto from time to time, and Citi, as administrative agent and collateral agent. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Credit Agreement.

Subject to the conditions set forth in the Amendment, the Amendment (i) postpones the Scheduled Redetermination that is scheduled to become effective as of October 1, 2021 to December 1, 2021 (or such later date that is as promptly as possible thereafter) and (ii) waives the requirement that the Credit Parties enter into and maintain certain Hedge Agreements during the Hedging Extension Period.

The above description of the material terms and conditions of the Amendment is a summary only, does not purport to be complete, and is qualified by reference to the full text of the Amendment attached to this Current Report as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated as of September 14, 2021, among the Borrower, Citibank, N.A., as administrative agent and collateral agent, and the several lenders party thereto.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 15, 2021	Vine Energy Inc.

	By:	/s/ Jonathan C. Curth

Name: Jonathan C. Curth
Title: Executive Vice President, General Counsel and Corporate Secretary